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                                                                     EXHIBIT 23



                         INDEPENDENT AUDITORS' CONSENT






We consent to the incorporation by reference in Registration Statement Numbers 33-4190, 33-41201, 333-00421 and 333-16637 of Isco, Inc. and subsidiaries on
Form S-8 of our report dated October 2, 1998 (which report expresses an unqualified opinion) appearing in the Annual Report on Form 10-K of Isco, Inc. and subsidiaries for the year ended July 31, 1998.


Deloitte & Touche LLP





Lincoln, Nebraska
October 22, 1998












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